                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         THL Equity Fund VI Investors
                                             (Ceridian) V, LLC

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   April 3, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) V, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ---------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated: April 5, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         THL Equity Fund VI Investors
                                             (Ceridian) VI, LP

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   April 3, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) VI, LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ---------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated: April 5, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         THL Coinvestment Partners, L.P.

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   April 3, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ---------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated: April 5, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         THL Operating Partners, L.P.

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   April 3, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THL OPERATING PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ---------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated: April 5, 2019

                                  Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                         Great-West Investors, LP

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   April 3, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

GREAT-WEST INVESTORS, LP
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ---------------------------------
    Name: Charles P. Holden
    Title:  Managing Director

Dated: April 5, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         Putnam Investments Employees'
                                             Securities Company III, LLC

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   April 3, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENTS EMPLOYEES' SECURITIES COMPANY III, LLC
By: Putnam Investment Holdings, LLC, its Managing Member
By: Putnam Investments, LLC, its Managing Member
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    ---------------------------------
    Name: Charles P. Holden

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         Thomas M. Hagerty

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   April 3, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

    /s/ Thomas M. Hagerty
    ------------------------------
    Thomas M.  Hagerty

Dated: April 5, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         Gnaneshwar B. Rao

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   April 3, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

    /s/ Gnaneshwar B. Rao
    ------------------------------
    Gnaneshwar B. Rao

Dated: April 5, 2019